                               FINANCIAL STATEMENT AND
                             INDEPENDENT AUDITORS' REPORT

                             COUNTRY LAKES ASSOCIATES TWO
                                A LIMITED PARTNERSHIP

                     YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                             Country Lakes Associates Two
                                A Limited Partnership

                                  TABLE OF CONTENTS


                                                                      PAGE

INDEPENDENT AUDITORS' REPORT                                             3

FINANCIAL STATEMENT

    STATEMENT OF REVENUES AND CERTAIN EXPENSES                           4

    NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES                  5

                                     [LETTERHEAD]


                             INDEPENDENT AUDITORS' REPORT


To the Board of Directors
NHP Incorporated

    We have audited the accompanying statement of revenues and certain expenses of Country Lakes Associates Two, A Limited Partnership, for the years ended December 31, 1996, 1995 and 1994. This financial statement is the responsibility of NHP Incorporated. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared in compliance with the rules and regulations of the Securities and Exchange Commission and, as described in Note A, is not intended to be a complete presentation of the property's revenues and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the property, for the years ended December 31, 1996, 1995 and 1994, in conformity with generally accepted accounting principles.


                                            /s/ Reznick Fedder & Silverman

Bethesda, Maryland
December 11, 1997

                             COUNTRY LAKES ASSOCIATES TWO
                                A LIMITED PARTNERSHIP

                      STATEMENT OF REVENUES AND CERTAIN EXPENSES



                                         For the Nine Months
                                      Ended September 30, 1997  For the Year Ended  For the Year Ended  For the Year Ended
                                             (unaudited)        December 31, 1996   December 31, 1995   December 31, 1994
                                      ------------------------  ------------------  ------------------  ------------------
REVENUES:
    Rental income                     $           2,470,833     $     3,532,484     $     3,445,209     $     3,314,666
    Other income                                     60,840             132,172             129,926             157,192
                                      ------------------------  ------------------  ------------------  ------------------

         Total Revenues                           2,531,673           3,664,656           3,575,135           3,471,858
                                      ------------------------  ------------------  ------------------  ------------------

CERTAIN EXPENSES:
    Leasing                                          49,959              31,106              33,992              78,199
    Payroll and benefits                            229,749             247,183             229,163             219.488
    General and administrative                       34,934             354,700             336,471             416,834
    Management fees                                 100,546             141,899             138,739             132,140
    Utilities                                       128,171             150,440             145,059             164,312
    Repairs and maintenance                         196,466             188,471             118,033             235,024
    Janitorial                                       27,670              20,565              17,740              25,400
    Painting and decorating                          61,354              89,933              94,712              90,152
    Insurance                                        34,791              48,421              48,494              40,402
    Payroll taxes                                    19,161              23,523              22,579              21,231
    Real estate taxes                               315,290             376,325             330,858             370,672
                                      ------------------------  ------------------  ------------------  ------------------

         Total Certain Expenses                   1,198,091           1,672,566           1,515,840           1,793,854
                                      ------------------------  ------------------  ------------------  ------------------

REVENUES IN EXCESS OF
 CERTAIN EXPENSES                     $           1,333,582     $     1,992,090     $     2,059,295     $     1,678,004
                                      ------------------------  ------------------  ------------------  ------------------
                                      ------------------------  ------------------  ------------------  ------------------


               See notes to Statement of Revenues and Certain Expenses

                             Country Lakes Associates Two
                                A Limited Partnership

                  NOTES TO SCHEDULE OF REVENUES AND CERTAIN EXPENSES

                     Years ended December 31, 1996, 1995 and 1994

NOTE A - ORGANIZATION AND BASIS OF PRESENTATION

    ORGANIZATION

    The accompanying statement of revenues and certain expenses (the statement) includes the operations of Country Lakes Associates Two, A Limited Partnership (the property), owned by NHP Incorporated.

    Apartment Investment and Management Company (AIMC0), an unaffiliated party to the property, has entered into a Purchase and Sale Agreement related to the acquisition of the property through AIMCO Properties, L.P. (the operating partnership). A wholly-owned subsidiary of AIMCO is the sole general partner and a wholly-owned subsidiary of AIMCO is a limited partner which owns a majority interest in the operating partnership. The property consists of 240 units located in Naperville, Illinois, and is currently operating under the name Greens of Naperville.

    The property will be acquired for cash and the assumption of debt.

    BASIS OF PRESENTATION

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission (the SEC).

    The accompanying statement is not representative of the actual operations for the period presented as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses expected to be incurred by the operating partnership in the proposed future operations of the property. Revenues excluded consist of interest income. Expenses excluded consist of depreciation, amortization, interest on non-assumed debt and other costs not directly related to the expected future operations of the property.

                             Country Lakes Associates Two
                                A Limited Partnership

                NOTES TO STATMENT OF REVENUES AND CERTAIN EXPENSES -
                                      CONTINUED

                     Years ended December 31, 1996, 1995 and 1994

NOTE A - ORGANIZATION AND BASIS OF PRESENTATION (Continued)

    INTERIM UNAUDITED STATEMENT OF REVENUES AND CERTAIN EXPENSES

    The statement of revenues and certain expenses for the nine months ended September 30, 1997 is unaudited, however; in the opinion of management, all adjustments necessary for the fair presentation of the statement of revenues and certain expenses for such interim period have been included. The results for the nine months ended September 30, 1997 are not necessarily indicative of the results to be obtained for the year ending December 31, 1997.

    INCOME RECOGNITION

    The multifamily property has operating leases with terms generally of one year or less. Rental income is recognized when earned.

    ESTIMATES

    The preparation of a financial statement in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. The ultimate results could differ from those estimates.